EXHIBIT 10.6

                                    AMENDMENT
                                       TO
                           CONVERTIBLE PROMISSORY NOTE

     THIS AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (this "Amendment") is made and entered into as of February 2, 2012 by and among BARON ENERGY, INC., (the "Maker") and the undersigned holder of the Maker's convertible promissory note (together with his/its heirs, successors and assigns, "Payee").

                                    RECITALS:

     WHEREAS, the Maker and the Payee desire to revise that certain Convertible Promissory Note dated February 2, 2012 entered into by and between the Maker and the Payee (the "Note").

     NOW, THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from this Amendment, the parties hereto hereby agree as follows:

     1. Amendment of the Note. Pursuant to Section 10 of the Note:

          (a) Section 13(a) of the Note shall be deleted in its entirety and replaced with the following:

          "CONVERSION PRICE" SHALL MEAN THE HIGHER OF: (I) EIGHTY PERCENT (80%) OF THE MARKET PRICE; AND (II) $0.005.

          (b) Section 13(b) of the Note shall be deleted in its entirety and replaced with the following:

          "DEFAULT CONVERSION PRICE" SHALL MEAN THE HIGHER OF: (I) SEVENTY-FIVE PERCENT (75%) OF THE MARKET PRICE; AND (II) $0.004.

     2. Continued Effect of the Note. All provisions of the Note, except as modified by this Amendment, shall remain in full force and effect and are reaffirmed. Other than as stated in this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Note.

     3. Interpretation of Amendment. In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Note, the provisions of this Amendment shall govern and control.

     4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement. A facsimile or e-mailed ".pdf" data file copy of an original written signature shall be deemed to have the same effect as an original written signature.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

MAKER                                   PAYEE

BARON ENERGY, INC.                      Name: Randall Oser


By: /s/ Ronnie L. Steinocher            Sign: /s/ Randall Oser
    ------------------------------            ----------------------------------
    Ronnie L. Steinocher                Name: Randall Oser
    Chief Executive Officer                   ----------------------------------
                                              (print name of individual
                                              signing on behalf of entity Payee)

                                        Title:
                                              ----------------------------------
                                              (title of individual
                                              signing on behalf of entity Payee)